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                                                                   EXHIBIT 10.32


                                    SECOND AMENDMENT, CONSENT AND WAIVER dated
                           as of March 9, 2000 (this "Amendment"), to the Credit Agreement dated as of May 28, 1999, as amended by the First Amendment dated as of October 8, 1999 (the "Credit Agreement"), among GENERAL CABLE CORPORATION (the "Company"), GK TECHNOLOGIES, INCORPORATED, GENERAL CABLE HOLDINGS (UK) LIMITED, GENERAL CABLE ACQUISITIONS (SPAIN), S.A., GENERAL CABLE HOLDINGS, INC., the other BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), CHASE MANHATTAN INTERNATIONAL LIMITED, as London Agent, and BANK ONE, MICHIGAN, MERRILL LYNCH CAPITAL CORPORATION and PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

                  B. The Company has informed the Administrative Agent that it intends to complete the European Asset Sale (as defined herein) and has requested that the Lenders consent to and grant the limited waiver necessary to effectuate such transaction.

                  C. The Company has also requested that the Required Lenders amend certain provisions of the Credit Agreement.

                  D. The Required Lenders are willing to grant such amendments, consents and waivers on the terms and subject to the conditions set forth in this Amendment.

                  E. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowdged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENT OF CREDIT AGREEMENT. The undersigned Lenders, constituting the Required Lenders, hereby agree that the Credit Agreement shall

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be amended as set forth below, effective as of the Amendment Effective Date (as defined below):

                  (a) AMENDMENT OF SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:

                  (i) the definition of "EBITDA" is hereby amended by inserting the following after the period at the end of the definition:

                  "Solely for purposes of determining compliance with the covenants contained in Article VI, and not for purposes of determining the Applicable Rate, following the completion of the European Asset Sale, EBITDA for any period of four fiscal quarters ending after March 31, 2000, and including the quarter during which such sale shall have been completed shall be determined on a pro forma basis giving effect to such sale (and excluding that portion of EBITDA attributable to the assets sold therein) as if such sale had occurred on the first day of such period."

                  (ii) the following new definition of "European Asset Sale" is hereby inserted in its proper alphabetical position:

                           ""EUROPEAN ASSET SALE" means the sale to Pirelli Cavi
                  E Sistemi s.p.a., for cash consideration of approximately $216,000,000, of certain non-US Subsidiaries, pursuant to and as provided in the Share Purchase Agreement dated as of February 9, 2000 in the form heretofore delivered to the Administrative Agent."

                  (iii) the definition of "Interest Expense" is hereby amended by inserting the following after the period at the end of the definition:

                  "Solely for purposes of determining compliance with the covenants contained in Article VI, and not for purposes of determining the Applicable Rate, following the completion of the European Asset Sale, Interest Expense for any period of four fiscal quarters ending after March 31, 2000, and including the quarter during which such sale shall have been completed shall be determined on a pro forma basis giving effect to such sale and to any repayment of Indebtedness with the proceeds thereof (and excluding that portion of Interest Expense attributable to such Indebtedness, assuming for such purpose that such Indebtedness bore interest at all times during such period at the rate applicable to Eurocurrency Tranche A Term Loans on the date of such sale) as if such sale had occurred on the first day of such period."


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                  (b) AMENDMENT OF SECTION 6.04. Section 6.04 of the Credit
Agreement is hereby amended by the insertion of the following new sentence at the end of paragraph (a) thereof:

                  "Notwithstanding the foregoing, the Company and the Subsidiaries may complete the European Asset Sale."

                  (c) AMENDMENT OF SECTION 6.10. (a) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "SECTION 6.10. LEVERAGE RATIO. The Company will not permit the Leverage Ratio at any time during any of the periods set forth below to exceed the ratio set forth opposite such period:


         Period                                                   Ratio
         ------                                                   -----

9/30/99 through 12/31/99                                       4.25:1.00

1/1/00 through 3/31/00                                         6.25:1.00

4/1/00 through 6/30/00                                         6.50:1.00

7/1/00 through 9/30/00                                         4.50:1.00

10/1/00 through 12/31/00                                       4.50:1.00

1/1/01 through 6/30/01                                         3.75:1.00

7/1/01 through  6/30/02                                        3.25:1:00

7/1/02 through 6/30/03                                         2.75:1.00

7/1/03 and thereafter                                          2.50:1.00".



                  (d) AMENDMENT OF SECTION 6.11. Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "SECTION 6.11. INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio for any period of four fiscal quarters ending during any of the periods set forth below to be less than the ratio set forth opposite such period:


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         Period                                                   Ratio
         ------                                                   -----


9/30/99 through 12/31/99                                       2.75:1.00

1/1/00 through 3/31/00                                         1.75:1.00

4/1/00 through 6/30/00                                         1.50:1.00

7/1/00 through 9/30/00                                         2.25:1.00

10/1/00 through 12/31/00                                       2.25:1.00

1/1/01 through 6/30/01                                         3.25:1.00

7/1/01 through 6/30/02                                         3.75:1.00

7/1/02 through 6/30/03                                         4.25:1.00

7/1/03 and thereafter                                          4.50:1.00".

                  SECTION 2. APPLICATION OF PROCEEDS. The Company agrees that, substantially simultaneously with (and in any event not later than the next Business Day following) the receipt of the Net Proceeds from the European Asset Sale, it will apply such Net Proceeds to prepay outstanding Term Loans, such proceeds to be allocated pro rata among the Tranche A-1 Term Borrowings, Tranche A-2 Term Borrowings and Tranche B Term Borrowings, in accordance with the provisions of the Credit Agreement.

                  SECTION 3. CERTAIN AGREEMENTS. The Borrower agrees that (i) concurrently with the delivery of any financial statements required by Section 5.01(a) of the Credit Agreement, the Borrower shall deliver a budget for the following fiscal year, with all calculations provided therein made on a quarterly basis and (ii) on any financial statements provided pursuant to
Section 5.01(b) of the Credit Agreement, in addition to reporting actual results on all calculations the Borrower shall provide a comparison between the actual results for the quarter (or fiscal year) being reported on and the projected results previously reported in the budget referred to in (i) above.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment, the Company and each Borrowing Subsidiary represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date:


                  (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment

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Effective Date with the same effect as though made on and as of the Amendment
Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) No Default or Event of Default has occurred and is continuing.

                  SECTION 5. EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, each Borrowing Subsidiary, each Subsidiary Guarantor and the Required Lenders (the "Amendment Effective Date").

                  SECTION 6. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

                  SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 9. EXPENSES. The Company agrees to pay the reasonable out of pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment including the reasonable fees, disbursements and other charges of its counsel.



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                  SECTION 10. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    GENERAL CABLE CORPORATION,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    GK TECHNOLOGIES, INCORPORATED,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    GENERAL CABLE HOLDINGS, INC.,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    GENERAL CABLE HOLDINGS (UK) LIMITED,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    GENERAL CABLE ACQUISITIONS (SPAIN), S.A.,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    THE CHASE MANHATTAN BANK, individually, as
                                    Administrative Agent and as Collateral
                                    Agent,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CHASE MANHATTAN INTERNATIONAL LIMITED, as
                                    London Agent,

                                      by
                                        ----------------------------------------
                                        Name:
                                        Title: